                                                                    Exhibit 10.9

               PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

       PATENT COLLATERAL SECURITY AND PLEDGE AGREEMENT dated as of August 16, 2002, between REPUBLIC ENGINEERED PRODUCTS LLC, a Delaware limited liability company having a principal place of business at 3770 Embassy Parkway, Akron, Ohio 44333 (the "Assignor") and FLEET CAPITAL CORPORATION, a Rhode Island corporation having an office at One Federal Street, Boston, Massachusetts 02110, as administrative agent (hereinafter, in such capacity, the "Administrative Agent") for itself and the other lending institutions (hereinafter, collectively, the "Lenders") which are or may become parties to a Revolving Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement") among the Assignor, and the Subsidiaries of the Assignor party thereto, the Lenders, the Administrative Agent and the other parties thereto.

       WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise extend credit to the Assignor;

       WHEREAS, it is a condition precedent to the Lenders' making any loans or otherwise extending credit to the Assignor under the Credit Agreement that the Assignor execute and deliver to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a patent agreement in substantially the form hereof;

       NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. DEFINITIONS.

       Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Credit Agreement and the Domestic Security Agreement. In addition, the following terms shall have the meanings set forth in this ss.1 or elsewhere in this Patent Agreement referred to below:

       Cast-Roll Patents. All Patents relating to equipment of the Assignor or any of its Subsidiaries that is used exclusively or primarily at the Canton Cast-Roll Facility.

       Patent Agreement. This Patent Collateral Assignment and Domestic Security Agreement, as amended and in effect from time to time.

       Patent Collateral. All of the Assignor's right, title and interest in and to all of the Pledged Patents, the Patent License Rights, and all other Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property.

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                                      -2-

         Patent License Rights. Any and all past, present or future rights and interests of the Assignor pursuant to any and all past, present and future licensing agreements in favor of the Assignor, or to which the Assignor is a party, pertaining to any Pledged Patents, or Patent Rights, owned or used by third parties in the past, present or future, including the right in the name of the Assignor or the Administrative Agent to enforce, and sue and recover for, any past, present or future breach or violation of any such agreement.

         Patent Rights. Any and all past, present or future rights in, to and associated with the Pledged Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Pledged Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Assignor or the Administrative Agent for any and all past, present and future infringements of or any other damages or injury to the Pledged Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

         Patents. All patents and patent applications, whether United States or foreign, that are owned by the Assignor or in which the Assignor has any right, title or interest, now or in the future, including, without limitation;

              (a) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

              (b) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

              (c) the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

              (d) the right (but not the obligation) to make and prosecute applications for such Patents.

       Pledged Patents. All Patents, including, without limitation, the Cast-Roll Patents and the patents and patent applications listed on Schedule A hereto (as the same may be amended pursuant hereto from time to time).

       Proceeds. Any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes all or any part of the Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the

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                                      -3-

loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Patent Collateral.

       PTO. The United States Patent and Trademark Office.

                         2. GRANT OF SECURITY INTEREST.

       To secure the payment and performance in full of all of the Obligations, the Assignor hereby unconditionally grants to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a continuing security interest in and first priority lien on the Patent Collateral; and in furtherance thereof, the Assignor hereby grants, assigns, transfers and conveys to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, BY WAY OF COLLATERAL SECURITY, all of the Patent Collateral. NEITHER THE ADMINISTRATIVE AGENT NOR ANY LENDER ASSUMES ANY LIABILITY ARISING IN ANY WAY BY REASON OF ITS HOLDING SUCH COLLATERAL SECURITY.

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

       The Assignor represents, warrants and covenants that: except, to the extent the failure of the following to be true would not have a Material Adverse Effect, (i) to the Assignor's knowledge, Schedule A attached hereto sets forth a true and complete list of all of the patents, rights to patents and patent applications now owned, licensed, controlled or used by the Assignor; (ii) to the Assignor's knowledge, the issued Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and to the Assignor's knowledge, there is no litigation or proceeding pending concerning the validity or enforceability of the issued Patents; (iii) to the Assignor's knowledge, there is no infringement by others of the issued Patents or Patent Rights which could reasonably be expected to have a Material Adverse Effect; (iv) to the Assignor's knowledge, no claim is pending that the use by the Assignor, or to the knowledge of the Assignor, any licensee of the Assignor, of any of the Patents does or may violate the rights of any third person, and to the Assignor's knowledge there is no infringement by the Assignor of the patent rights of others; (v) to the Assignor's knowledge, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents (other than ownership and other rights reserved by third party owners with respect to Patents which the Assignor is licensed to practice or use), free and clear of any liens, charges, encumbrances and adverse claims, including without limitation pledges, assignments, licenses, shop rights and covenants by the Assignor not to sue third persons, other than the security agreement and mortgage created by the Domestic Security Agreement and this Patent Agreement and other security interests permitted by the Credit Agreement;
(vi) the Assignor has the right to enter into this Patent Agreement and to the Assignor's knowledge, has the right to perform its terms and has entered and will enter into written agreements with all relevant present and future employees, agents, consultants, licensors and licensees which will enable it to comply with the covenants herein contained; (vii) this Patent Agreement, together with the Domestic Security Agreement, will create in favor of the Administrative Agent, for the benefit of the Lenders and the

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                                       -4-

Administrative Agent, a valid and perfected first priority security interest in the Patent Collateral (other than in respect of any Pledged Patent registered in a jurisdiction other than the United States) upon making the filings referred to in clause (viii) of this (S)3; and (viii) except for the filing of financing statements in the State of Delaware under the Uniform Commercial Code and the filing of this Patent Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required in respect of the Pledged Patents registered in the United States either (1) for the grant by the Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Patent Agreement by the Assignor, or
(2) for the perfection of or the exercise by the Administrative Agent of any of its rights and remedies hereunder.

                   4. NO TRANSFER OR INCONSISTENT AGREEMENTS.

       Without the Administrative Agent's prior written consent, or except as permitted by (S)9.2 or (S)9.6 of the Credit Agreement, the Assignor will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Patent Collateral, except for licenses or agreements in the ordinary course and consistent with past practices, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Assignor's obligations under this Patent Agreement or the Domestic Security Agreement.

                         5. AFTER-ACQUIRED PATENTS, ETC.

       5.1. After-acquired Patents. If, before the Obligations shall have been finally paid and satisfied in full, the Assignor shall obtain any right, title or interest in or to any other or new patents, patent applications or patentable inventions or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Patent Agreement shall automatically apply thereto and the Assignor shall promptly give to the Administrative Agent on a quarterly basis a written notice of any new or additional patents (federal or foreign) and parent applications (federal or foreign) of the Assignor and execute and deliver to the Administrative Agent such documents or instruments as the Administrative Agent may reasonably request further to transfer title thereto to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, to validate the Administrative Agent's rights hereunder.

       5.2. Amendment to Schedule. The Assignor authorizes the Administrative Agent upon receipt of notice under (S)5.1 to modify this Patent Agreement, without the necessity of the Assignor's further approval or signature, by amending Schedule A hereto to include any future or other Pledged Patents or Patent Rights under (S)2 or (S)5 hereof.

                             6. PATENT PROSECUTION.

       6.1. Assignor Responsible. The Assignor shall assume full and complete responsibility for the prosecution, grant, enforcement or any other necessary or desirable actions in connection with the Patent Collateral, and shall hold the Administrative Agent and the Lenders harmless from any and all reasonable costs, damages, liabilities and expenses which may be incurred by the Administrative Agent or any Lender in connection with any third party claim against the Administrative Agent's title to any of the Patent Collateral. In respect of such responsibility, the Assignor shall use its reasonable business judgment and shall retain qualified patent counsel.

       6.2. Assignor's Duties, etc. The Assignor shall have the duty, consistent with its reasonable business judgment; through qualified patent counsel, to prosecute diligently any patent applications of the material Patents pending as of the date of this Patent Agreement or thereafter that constitute material Pledged Patents, to make application for unpatented but reasonably patentable inventions and to preserve and maintain all rights in the material Pledged Patents, including without limitation the payment when due of all maintenance fees and other fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the material Pledged Patents. Any expenses incurred in connection with such applications and actions shall be borne by the Assignor. Except in the exercise of its reasonable business judgment, the Assignor shall not abandon any filed patent application, or any pending patent application or patent, without the consent of the Administrative Agent, which consent shall not be unreasonably withheld. The Administrative Agent hereby appoints the Assignor as its agent for all matters referred to in the foregoing provisions of this (S)6 and agrees to execute any documents necessary to confirm such appointment. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may terminate such agency by providing written notice of termination to the Assignor.

       6.3. Assignor's Enforcement Rights. The Assignor shall have the right and the duty, consistent with its reasonable business judgment, to bring suit or other action in the Assignor's own name to enforce the material Pledged Patents and the material Patent Rights. The Administrative Agent shall be required to join in such suit or action as may be necessary to assure the Assignor's ability to bring and maintain any such suit or action in any proper forum so long as the Administrative Agent is completely satisfied that such joinder will not subject the Administrative Agent or any Lender to any risk of liability. The Assignor shall be excused from its obligations and duties under this (S)6.3 if the Administrative Agent refuses to join the suit or action. The Assignor shall promptly, upon demand, reimburse and indemnify the Administrative Agent and the Lenders for all out-of-pocket damages, costs and expenses, including reasonable legal fees, incurred by the Administrative Agent and any Lender pursuant to this
(S)6.

       6.4. Protection of Patents, etc. In general, the Assignor shall take any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) consistent with its reasonable business judgment as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the material Patent Collateral. The Assignor in its reasonable business judgment shall not knowingly take or fail to take any action, nor knowingly permit any action to be taken or not taken by others under its control, which would in the aggregate have a Material Adverse Effect on the value of the Patent Collateral.

       6.5. Notification by Assignor. Promptly upon obtaining knowledge thereof, the Assignor will notify the Administrative Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the material Pledged Patents or the Assignor's rights, title or interests in and to any of the material Patent Collateral, and of any event which does or reasonably could have a Material Adverse Effect on the value of the Patent Collateral, the ability of the Assignor or the Administrative Agent to dispose of any of the Patent Collateral or the rights and remedies of the Administrative Agent and the Lenders in relation thereto (including but not limited to the levy of any legal process against any of the Patent Collateral).

                          7. LICENSE BACK TO ASSIGNOR.

       Unless and until there shall have occurred and be continuing an Event of Default and the Administrative Agent has notified the Assignor that the license granted hereunder is terminated, the Administrative Agent hereby grants to the Assignor the sole and exclusive, nontransferable, royalty-free, worldwide right and license under the Patent Collateral to make, have made for it, use, sell and otherwise practice the inventions disclosed and claimed in the Patent Collateral for the Assignor's own benefit and account and for none other; provided, however, that the foregoing right and license shall be no greater in scope than, and limited by, the rights assigned to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, by the Assignor hereby. Except as permitted under the Credit Agreement, the Assignor agrees not to sell, assign, transfer, encumber or sublicense its interest in the license granted to the Assignor in this (S)7, without the prior written consent of the Administrative Agent. Except as permitted under the Credit Agreement, any such sublicenses granted on or after the date hereof shall be terminable by the Administrative Agent upon termination of the Assignor's license hereunder.

                                  8. REMEDIES.

       Subject to the provisions of the Credit Agreement, if any Event of Default shall have occurred and be continuing, then at the discretion of the Administrative Agent, or upon instructions by the Majority Lenders to the Administrative Agent, and upon notice by the Administrative Agent to the
Assignor: (i) the Assignor's license with respect to the Patents as set forth in
(S)7 shall terminate; (ii) the Assignor shall immediately cease and desist from the practice, manufacture, use and sale of the inventions claimed, disclosed or covered by the Patents; and (iii) the Administrative Agent shall have, in addition to all other rights and remedies given it by this Patent Agreement, the Credit Agreement, the Domestic Security Agreement, and the other Loan Documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in State of New York and, without limiting the generality of the foregoing, the Administrative Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Assignor, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in the Domestic Security Agreement. Notice of any sale, license or other disposition of any of the Patent Collateral shall be given to the Assignor at least ten (10) Business Days before the time that any intended public sale or other disposition of such Patent Collateral is to be made or after which any private sale or other disposition of such Patent Collateral may be made, which the Assignor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Administrative Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.

                            9. COLLATERAL PROTECTION.

       If the Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Assignor shall be breached, the Administrative Agent, in its own name or that of the Assignor (in the sole discretion of the Administrative Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignor agrees promptly to reimburse the Administrative Agent for any reasonable cost or expense incurred by the Administrative Agent in so doing.

                             10. POWER OF ATTORNEY.

       If any Event of Default shall have occurred and be continuing, the Assignor does hereby make, constitute and appoint the Administrative Agent (and any officer or agent of the Administrative Agent as the Administrative Agent may select in its exclusive discretion) as the Assignor's true and lawful attorney-in-fact, with the power to endorse the Assignor's name on all applications, documents, papers and instruments necessary for the Administrative Agent to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Administrative Agent to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Assignor is obligated to execute and do hereunder. The Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, and releases the Administrative Agent from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Administrative Agent under this power of attorney (except for the Administrative Agent's or any such Person's gross negligence or willful

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                                      -8-

misconduct). This power of attorney shall be irrevocable for the duration of this Patent Agreement.

                             11. FURTHER ASSURANCES.

       The Assignor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Administrative Agent may reasonably request as necessary or proper to implement and effect fully the intentions, purposes and provisions of this Patent Agreement, or to reasonably assure and confirm to the Administrative Agent the grant, perfection and priority of the Administrative Agent's security interest in any of the Patent Collateral.

                                12. TERMINATION.

       At such time as all of the Obligations have been finally paid and satisfied in full, this Patent Agreement shall terminate and the Administrative Agent shall, upon the written request and at the expense of the Assignor, execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Patent Collateral previously granted, assigned, transferred and conveyed to the Administrative Agent and the Lenders by the Assignor pursuant to this Patent Agreement, as fully as if this Patent Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Administrative Agent and the Lenders pursuant hereto or the Domestic Security Agreement.

                             13. COURSE OF DEALING.

       No course of dealing among the Assignor, the Lenders and the Administrative Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder or under the Domestic Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                  14. EXPENSES.

       Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Administrative Agent in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Patent Collateral, shall be borne and paid by the Assignor.

                              15. OVERDUE AMOUNTS.

       Until paid, all amounts due and payable by the Assignor hereunder shall be a debt secured by the Patent Collateral and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

                16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

       NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT NOR ANY LENDER ASSUMES ANY LIABILITIES OF THE ASSIGNOR WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNOR'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF BY THE ASSIGNOR, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY BORNE BY THE ASSIGNOR, AND THE ASSIGNOR SHALL INDEMNIFY THE ADMINISTRATIVE AGENT AND THE LENDERS FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING REASONABLE LEGAL FEES, INCURRED BY THE ADMINISTRATIVE AGENT OR ANY LENDER WITH RESPECT TO SUCH LIABILITIES.

                       17. RIGHTS AND REMEDIES CUMULATIVE.

       All of the Administrative Agent's and the Lenders' rights and remedies with respect to the Patent Collateral, whether established hereby or by the Domestic Security Agreement or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. This Patent Agreement is supplemental to the Domestic Security Agreement, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Administrative Agent and the Lenders contained therein. Nothing contained in this Patent Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Patent Collateral granted to the Administrative Agent for the benefit of the Lenders and the Administrative Agent and the Administrative Agent under the Domestic Security Agreement.

                                  18. NOTICES.

       All notices and other communications made or required to be given pursuant to this Patent Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight

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                                      -10-

courier or postal service or by fascimile transmission confirmation, as the case may be, at the address for such Person specified in (S)20 of the Credit Agreement, or such other address for notice as the Administrative Agent or the Assignor, as the case may be, shall have furnished in writing to the Person giving the notice.

       Any such notice or communication shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or fascimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such fascimile with transmission confirmed and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                            19. AMENDMENT AND WAIVER.

       This Patent Agreement is subject to modification only by a writing signed by the Administrative Agent (with the consent of the Majority Lenders) and the Assignor, except as provided in (S)5.2. The Administrative Agent shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Administrative Agent and the Majority Lenders. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

                   20. GOVERNING LAW; CONSENT TO JURISDICTION.

       THIS PATENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF STATE OF NEW YORK. The Assignor agrees that any suit for the enforcement of this Patent Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Assignor by mail at the address specified by reference in (S)18. The Assignor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                            21. WAIVER OF JURY TRIAL.

       EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PATENT AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Assignor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Assignor (i) certifies that neither the Administrative Agent or any Lender nor any representative, agent or attorney of the Administrative Agent or any Lender has represented, expressly or otherwise, that the Administrative Agent or any Lender would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Administrative Agent or any Lender is a party, the Administrative Agent and the Lenders are relying upon, among other things, the waivers and certifications contained in this (S)21.

                               22. MISCELLANEOUS.

       The headings of each section of this Patent Agreement are for convenience only and shall not define or limit the provisions thereof. This Patent Agreement and all rights and obligations hereunder shall be binding upon the Assignor and its respective successors and assigns, and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Patent Agreement and the Credit Agreement, or between this Patent Agreement and the Domestic Security Agreement, the provisions of the Credit Agreement or the Domestic Security Agreement, as the case may be, shall control. If any term of this Patent Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Patent Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignor acknowledges receipt of a copy of this Patent Agreement.

                  [Remainder of Page Intentionally Left Blank]

       IN WITNESS WHEREOF, this Patent Agreement has been executed as of the day and year first above written.

                                          REPUBLIC ENGINEERED PRODUCTS LLC



                                          By: /s/ Michael Psaros
                                             -----------------------------------
                                          Name:   Michael Psaros
                                          Title:  President



                                          FLEET CAPITAL CORPORATION,
                                          as Administrative Agent



                                          By: /s/ Joseph W. Johnson, Jr.
                                             -----------------------------------
                                          Name:   Joseph W. Johnson, Jr.
                                          Title:  Vice President


                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NEW YORK                 )
                                                  ) ss.
COUNTY OF KINGS (certificate filed in New York)   )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 16th day of August, 2002, personally appeared Michael Psaros to me known personally, and who, being by me duly sworn, deposes and says that he is the President of Republic Engineered Products LLC, and that said instrument was signed and sealed on behalf of said limited liability company by authority of its Board of Managers, and said person acknowledged said instrument to be the free act and deed of said limited liability company.


                                            /s/ Roberto J. Gonzalez
                                            -------------------------------
                                            Notary Public
                                            My commission expires:

                                   SCHEDULE A

                           ISSUED AND PENDING PATENTS

                          Patents Issued by U.S. Patent
                              and Trademark Office

  Patent No.         Issue Date       Inventor(s)       Title

To be provided by
     Borrower




                        Patents Pending with U.S. Patent
                              and Trademark Office

  Serial No.         Filing Date      Inventor(s)       Title

To be provided
 by Borrower

                     Foreign Patents and Patent Applications

CANADA

       Patent No.            Issue Date         Inventor(s)          Title

    To be provided
     by Borrower




[OTHER COUNTRIES]

       Patent No.            Issue Date         Inventor(s)          Title

    To be provided
     by Borrower